May 28, 2008

REGISTRATION RIGHTS AGREEMENT

dated as of May 28, 2008

between

SHENGDATECH, INC.

and

OPPENHEIMER & CO. INC.

as representative of the Initial Purchasers

REGISTRATION RIGHTS AGREEMENT (“Agreement”) dated as of May 28, 2008 between ShengdaTech, Inc., a Nevada corporation (the “Company”), and Oppenheimer & Co. Inc., as representative of the several initial purchasers listed on Schedule I (the “Initial Purchasers”) to the Purchase Agreement dated as of May 22, 2008 (the “Purchase Agreement”) with the Company. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

The Company agrees with the Initial Purchasers, (i) for their benefit as Initial Purchasers and (ii) for the benefit of the beneficial owners (including the Initial Purchasers) from time to time of the Securities (as defined herein) and the beneficial owners from time to time of the Underlying Securities (as defined herein) issued upon conversion of the Securities (each of the foregoing a “Holder” and together the “Holders”), as follows:

Section 1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Additional Filing Deadline” has the meaning set forth in Section 2(f)(iv) hereof.

“Additional Interest Amount” has the meaning set forth in Section 2(f) hereof.

“Affiliate” means with respect to any specified person, an “affiliate,” as defined in Rule 144, of such person.

“Amendment Effectiveness Deadline” has the meaning set forth in Section 2(e) hereof.

“Business Day” means any day, except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

“Conversion Price” has the meaning assigned such term in the Indenture.

“Deferral Notice” has the meaning set forth in Section 3(h) hereof.

“Deferral Period” has the meaning set forth in Section 3(h) hereof.

“Effectiveness Deadline” has the meaning set forth in Section 2(a) hereof.

ShengdaTech, Inc.
Registration Rights Agreement

“Effectiveness Period” means the period commencing on the first date that a Shelf Registration Statement is declared effective under the Securities Act hereof and ending on the date that all Securities and the Underlying Securities have ceased to be Registrable Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Free Writing Prospectus” has the meaning set forth in Rule 405.

“Holder” has the meaning set forth in the second paragraph of this Agreement.

“Indenture” means the Indenture dated as of the date hereof between the Company and The Bank of New York, as trustee, pursuant to which the Securities are being issued.

“Initial Purchasers” means the Initial Purchasers named in Schedule I to the Purchase Agreement.

“Interest Payment Date” means each June 1 and December 1 of each year.

“Issue Date” means the latest date of original issuance of the Securities.

“Issuer Free Writing Prospectus” has the meaning set forth in Rule 433.

“Material Event” has the meaning set forth in Section 3(h) hereof.

“Notice and Questionnaire” means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A to the Offering Memorandum of the Company dated as of May 22, 2008 relating to the Securities.

“Notice Holder” means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date; provided not all of such Holder’s Registrable Securities that have been registered for resale pursuant to a Notice and Questionnaire have been sold in accordance with a Shelf Registration Statement.

“Prospectus” means a prospectus relating to a Shelf Registration Statement, as amended or supplemented, and all materials incorporated by reference in such Prospectus.

ShengdaTech, Inc.
Registration Rights Agreement

“Purchase Agreement” has the meaning set forth in the preamble hereof.

“Record Date” means each May 15 and November 15 of each year.

“Record Holder” means with respect to any Interest Payment Date relating to any Securities as to which any Additional Interest Amount has accrued, the registered holder of such Security at the close of business on the Record Date immediately preceding the Interest Payment Date.

“Registrable Securities” means the Securities until such Securities have been converted into or exchanged for the Underlying Security, and at all times subsequent to any such conversion or exchange, the Underlying Security and any securities into or for which such Underlying Security has been converted or exchanged, and any security issued with respect thereto upon any shares dividend, split or similar event until, in the case of any such security, (A) the earliest of (i) one year from the latest date of original issuance of the Securities, (ii) the date of its effective registration under the Securities Act and resale in accordance with a Shelf Registration Statement, (iii) the date on which all such securities held by non-affiliates are eligible to be sold to the public pursuant to Rule 144 under the Securities Act, (iv) the date on which such securities cease to be outstanding, and (B) as a result of the event or circumstance described in any of the foregoing clauses (i) through (iv), the legend with respect to transfer restrictions required under the Indenture is removed or removable in accordance with the terms of the Indenture or such legend, as the case may be.

“Registration Default” has the meaning set forth in Section 2(f) hereof.

“Registration Default Period” has the meaning set forth in Section 2(f) hereof.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 144A” means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 405” means Rule 405 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 424” means Rule 424 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

ShengdaTech, Inc.
Registration Rights Agreement

“Rule 433” means Rule 433 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the Securities and Exchange Commission.

“Securities” means the 6.0% Convertible Senior Notes due 2018 of the Company to be purchased pursuant to the Purchase Agreement, including any Securities purchased by the Initial Purchasers upon exercise of their options to purchase additional Securities.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Shares” means the shares of common stock of the Company, US$0.00001 par value per share, and any other shares of the Company as may constitute “Shares” for purposes of the Indenture.

“Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof, including amendments to such registration statement, all exhibits to such registration statement and all materials incorporated by reference in such registration statement.

“Special Counsel” means Cadwalader Wickersham & Taft LLP or one such other successor counsel as shall be specified by the Holders of a majority of the Registrable Securities, but which may, with the written consent of the Initial Purchasers (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Company. For purposes of determining Holders of a majority of the Registrable Securities in this definition, Holders of Securities shall be deemed to be the Holders of the number of shares of Underlying Securities into which such Securities are or would be convertible as of the date the consent is requested.

“Trustee” means The Bank of New York, the Trustee under the Indenture.

“Underlying Security” means the Shares into which the Securities are convertible or issued upon any such conversion.

Section 2. Shelf Registration. (a) (i) The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable after the Issue Date, a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders of the Registrable Securities (a “Shelf Registration Statement”). The Shelf Registration Statement shall be on Form F-3 or another appropriate form permitting registration of the Registrable Securities for resale by the Holders in accordance with the methods of distribution elected by the Holders and set forth in the Shelf Registration Statement. Each Shelf Registration Statement that is filed on Form F-3 shall be designated by the Company as an Automatic Shelf Registration Statement if the Company is then eligible to file an Automatic Shelf Registration Statement on Form F-3 for the purposes contemplated by this Agreement. If the Company is eligible pursuant to Rule 430B(b) to omit from the related Prospectus the identities of selling securityholders and the amounts of securities to be registered on their behalf, the Company shall prepare and file each Shelf Registration Statement in a manner as to permit such omission and to allow for the subsequent filing of such information in a Prospectus pursuant to Rule 424(b) in the manner contemplated by Rule 430B(d). The Company shall use reasonable best efforts to cause a Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event by the date (the “Effectiveness Deadline”) that is the 185th day after the Issue Date, and to keep a Shelf Registration Statement continuously effective under the Securities Act until the expiration of the Effectiveness Period (except to the extent permitted under Section 3(h)). Each Holder that became a Notice Holder on or prior to the date ten Business Days prior to the date the initial Shelf Registration Statement is declared effective shall be named as a selling securityholder in the initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver the Prospectus to purchasers of Registrable Securities in accordance with applicable law, assuming the accuracy of the information in such Holder’s Notice and Questionnaire; and (ii) notwithstanding anything to the contrary contained herein, the Company shall not be obligated to file, have declared effective or maintain an effective Shelf Registration Statement as set forth in the preceding clause (a)(i) to the extent and during the periods that the Securities and any Underlying Securities are eligible to be sold by a person who is not an affiliate of the Company pursuant to Rule 144 (or any other similar provision then in force (other than Rule 144A)) under the Securities Act without any volume or manner of sale restrictions thereunder after six months following the Issue Date; provided, however, that the Company shall be obligated to file, have declared effective or maintain an effective Shelf Registration Statement as set forth in clause (a)(i) to the extent and during the periods that the Securities and any Underlying Securities are not so eligible to be sold by a person who is not an affiliate of the Company pursuant to Rule 144 (or any other similar provision then in force (other than Rule 144A)) under the Securities Act without any volume or manner of sale restrictions thereunder after six months following the Issue Date; provided further that the Company shall notify the Holders by issuing a press release (which will also be delivered to the Trustee) if a person who is not an affiliate of the Company may not so sell the Securities or Underlying Securities pursuant to Rule 144 (or any other similar provision then in force (other than Rule 144A)) under the Securities Act without any volume or manner of sale restrictions thereunder.

ShengdaTech, Inc.
Registration Rights Agreement

(b)  If a Shelf Registration Statement covering resales of the Registrable Securities ceases to be effective for any reason at any time during the Effectiveness Period (other than because all securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), in each case except to the extent permitted under Section 3(h), the Company shall use reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 40 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement so that all Registrable Securities outstanding as of the date of such filing are covered by a Shelf Registration Statement. If a new Shelf Registration Statement is filed, the Company shall use reasonable best efforts to cause the new Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep the new Shelf Registration Statement continuously effective until the end of the Effectiveness Period (except to the extent permitted under Section 3(h)).

(c)  Subject to Section 2(e)(i), the Company shall amend and supplement the Prospectus and amend the Shelf Registration Statement if such Prospectus and Shelf Registration Statement has been filed and if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or file a new Shelf Registration Statement, if required by the Securities Act, or any other documents necessary to name a Notice Holder as a selling securityholder pursuant to Section 2(e) below.

(d)  The Company agrees that, unless it obtains the prior consent of the Holders of a majority of the Registrable Securities that are registered under the Shelf Registration Statement at such time or the consent of the managing underwriters in connection with any underwritten offering of Registrable Securities, and each Holder agrees that, unless it obtains the prior written consent of the Company and any such underwriters, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a Free Writing Prospectus required to be filed with the SEC. The Company represents that any Issuer Free Writing Prospectus prepared by it or authorized by it in writing for use by such Holder will not include any information that conflicts with the information contained in the Shelf Registration Statement or the Prospectus and, any such Issuer Free Writing Prospectus, when taken together with the information in the Shelf Registration Statement and the Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, neither the Holders nor the managing underwriters shall use such Free Writing Prospectus without the prior written consent of the Company.

ShengdaTech, Inc.
Registration Rights Agreement

(e)  Each Holder may sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus only in accordance with this Section 2(e) and Section 3(f). Each Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus shall deliver a Notice and Questionnaire to the Company at least 10 Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a fully completed Notice and Questionnaire is delivered, and in any event upon the later of (x) 5 Business Days after such date or (y) 5 Business Days after the expiration of any Deferral Period in effect when the fully completed Notice and Questionnaire is delivered or put into effect:

(i)  if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file a new Shelf Registration Statement or any other required document so that the Holder delivering such fully completed Notice and Questionnaire is named as a selling securityholder in a Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law; provided that if a post-effective amendment or a new Shelf Registration Statement is required by the rules and regulations of the SEC in order to permit resales by such Notice Holder, the Company shall not be required to file more than one (1) post-effective amendment or new Shelf Registration Statement for such purpose in any 60 day period; provided further that in no event shall the Company be obligated to file more than one such supplement in any 60 day period; and, if the Company shall file a post-effective amendment to a Shelf Registration Statement or shall file a new Shelf Registration Statement, the Company shall use reasonable best efforts to cause such post-effective amendment or new Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline”) that is 45 days after the date such post-effective amendment or new Shelf Registration Statement is required by this clause to be filed with the SEC;

(ii)  provide such Holder, upon request, with a reasonable number of copies of any documents filed pursuant to Section 2(e)(i); and

(iii)  notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any new Shelf Registration Statement or post-effective amendment filed pursuant to Section 2(e)(i);

ShengdaTech, Inc.
Registration Rights Agreement

provided that if such Notice and Questionnaire is delivered during a Deferral Period, or a Deferral Period is put into effect within ten Business Days after the date such Holder became a Notice Holder, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall, subject to the limitations of this Section 2(e) take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(h). Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline shall be extended by up to 15 Business Days from the expiration of a Deferral Period.

(f)  The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if:

(i)  a Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline;

(ii)  the Company has failed to perform its obligations set forth in Section 2(e)(i) within the time period required therein (taking into account the last sentence of Section 2(e));

(iii)  a new Shelf Registration Statement or a post-effective amendment to a Shelf Registration Statement filed pursuant to Section 2(e)(i) has not become effective under the Securities Act on or prior to the Amendment Effectiveness Deadline (taking into account the last sentence of Section 2(e));

(iv)  a supplement to a Prospectus is required to be filed with the SEC pursuant to Section 2(e)(i) and fails to be filed with the SEC within the prescribed period and in the manner set forth in Section 2(e) above (a date such filing is required to be made, an “Additional Filing Deadline”); or

(v)  the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(h) hereof.

ShengdaTech, Inc.
Registration Rights Agreement

Each event described in any of the foregoing clauses (i) through (v) is individually referred to herein as a “Registration Default.” For purposes of this Agreement, each Registration Default set forth above shall begin and end on the dates set forth in the table set forth below:

Type of Registration Default by Clause	Beginning Date	Ending Date

(i)	Effectiveness Deadline	the date a Shelf Registration Statement becomes effective under the Securities Act

(ii)	the date by which the Company is required to perform its obligations under Section 2(e)(i) (taking into account the last sentence of Section 2(e))	the date the Company performs its obligations set forth in Section 2(e)(i)

(iii)	the Amendment Effectiveness Deadline (taking into account the last sentence of Section 2(e))	the date the applicable post-effective amendment to a Shelf Registration Statement or a new Shelf Registration Statement becomes effective under the Securities Act

(iv)	the Additional Filing Deadline	the date the applicable supplement to a Prospectus is filed with the SEC in the manner set forth in Section 2(e)

(v)	the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by Section 3(h)	termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods to be exceeded

For purposes of this Agreement, Registration Defaults shall begin on the dates set forth in the table above and shall continue until the ending dates set forth in the table above.

Subject to Section 2(a)(ii), commencing on (and including) any date that a Registration Default has begun and ending on (but excluding) the next date on which there are no Registration Defaults that have occurred and are continuing (a “Registration Default Period”), the Company shall pay to Record Holders of Registrable Securities in respect of each day in the Registration Default Period, additional interest in respect of any Security, at a rate per annum equal to 0.25% of the aggregate principal amount of such Security for the first 90 days of such Registration Default and a rate per annum equal to 0.50% of the aggregate principal amount of such Security thereafter (the “Additional Interest Amount”); provided that in the case of a Registration Default Period that is in effect solely as a result of a Registration Default of the type described in clause (ii), (iii) or (iv) of the preceding paragraph, such Additional Interest Amount shall be paid only to the Holders (as set forth in the succeeding paragraph) that have delivered Notices and Questionnaires that caused the Company to incur the obligations set forth in Section 2(e) the non-performance of which is the basis of such Registration Default. Notwithstanding the foregoing, no Additional Interest Amount shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security (y) the date, and to the extent, a Security is converted in accordance with the Indenture and (z) expiration of the Effectiveness Period. The rate of accrual of the Additional Interest Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Registration Defaults. All installments of additional interest shall be paid by wire transfer of immediately available funds to the account specified by the Notice Holder or, if no such account is specified, by mailing a check to such Notice Holder’s address shown in the register of the registrar for the Notes or, with respect to any Notes that have been converted, such Notice Holder’s mailing address as shown on its Notice and Questionnaire.

ShengdaTech, Inc.
Registration Rights Agreement

The Additional Interest Amount shall accrue from the first day of the applicable Registration Default Period, and shall be payable on each Interest Payment Date during the Registration Default Period (and on the Interest Payment Date next succeeding the end of the Registration Default Period if the Registration Default Period does not end on a Interest Payment Date) to the Record Holders of the Registrable Securities entitled thereto; provided that any Additional Interest Amount accrued with respect to any Security or portion thereof redeemed by the Company on a redemption date, purchased by the Company on a repurchase date or converted into Underlying Securities on a conversion date prior to the Interest Payment Date, shall, in any such event, be paid instead to the Holder who submitted such Security or portion thereof for redemption, purchase or conversion on the applicable redemption date, repurchase date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion), unless the redemption date or the repurchase date, as the case may be, falls after the Record Date immediately preceding the Interest Payment Date and on or prior to the corresponding Interest Payment Date; and provided further, that, in the case of a Registration Default of the type described in clause (ii), (iii) or (iv) of the first paragraph of this Section 2(f) such Additional Interest Amount shall be paid only to the Holders entitled thereto by check mailed to the address set forth in the Notice and Questionnaire delivered by such Holder. The Trustee shall be entitled, on behalf of registered holders of Securities, to seek any available remedy for the enforcement of this Agreement, including for the payment of such Additional Interest Amount. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which additional interest is expressly provided shall be such Additional Interest Amount. Nothing shall preclude any Holder from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

ShengdaTech, Inc.
Registration Rights Agreement

All of the Company’s obligations set forth in this Section 2(f) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 8(l)). If a Registrable Security ceases to be outstanding during a Registration Default Period for which an Additional Interest Amount would be payable with respect to such Registrable Security, then the Additional Interest Amount payable hereunder with respect to such Registrable Security shall be prorated on the basis of the number of full days such Registrable Security is outstanding during such Registration Default Period.

The parties hereto agree that the additional interest provided for in this Section 2(f) constitutes a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of a Shelf Registration Statement to be declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

Section 3. Registration Procedures. Subject to Section 2(a)(ii), in connection with the registration obligations of the Company under Section 2 hereof, the Company shall:

(a)  Before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Initial Purchasers and the Special Counsel of such offering, if any, copies of all such documents proposed to be filed at least three Business Days prior to the filing of such Shelf Registration Statement or amendment thereto or Prospectus or supplement thereto.

(b)  Subject to Section 3(h), prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective during the Effectiveness Period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

ShengdaTech, Inc.
Registration Rights Agreement

(c)  As promptly as practicable give notice to the Notice Holders, the Initial Purchasers and the Special Counsel, (i) when any Prospectus, prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration Statement has been filed with the SEC and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of the initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Shelf Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Shelf Registration Statement or, to the Company’s knowledge, the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or, to the Company’s knowledge, the initiation or threatening of any proceeding for such purpose, (v) after the effective date of any Shelf Registration Statement filed with the SEC pursuant to this Agreement, of the occurrence of, but not the nature of or details concerning, a Material Event and (vi) of the determination by the Company that a post-effective amendment to a Shelf Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(h)) state that it constitutes a Deferral Notice, in which event the provisions of Section 3(h) shall apply.

(d)  Use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide immediate notice to each Notice Holder and the Initial Purchasers of the withdrawal of any such order.

(e)  As promptly as practicable, furnish to each Notice Holder, the Special Counsel and the Initial Purchasers, upon request and without charge, at least one conformed copy of each Shelf Registration Statement and any amendment thereto, but excluding exhibits and all documents incorporated or deemed to be incorporated therein by reference (unless requested in writing to the Company by such Notice Holder, Special Counsel or the Initial Purchasers).

ShengdaTech, Inc.
Registration Rights Agreement

(f)  During the Effectiveness Period, deliver to each Notice Holder, the Special Counsel, if any, and the Initial Purchasers, in connection with any sale of Registrable Securities pursuant to a Shelf Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

(g)  Prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, use reasonable best efforts to register or qualify or cooperate with the Notice Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or, if required, Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, use reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Shelf Registration Statement and the related Prospectus; provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

(h)  Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of proceedings with respect to a Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which a Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus:

ShengdaTech, Inc.
Registration Rights Agreement

(i)  in the case of clause (B) above, subject to the immediately succeeding sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder (it being understood that the Company may rely on information with respect to a Notice Holder furnished in writing by or on behalf of such Notice Holder to the Company for use in such Prospectus), and, in the case of a post-effective amendment to a Shelf Registration Statement, subject to the immediately succeeding sentence, use reasonable best efforts to cause it to be declared effective as promptly as is practicable, and

(ii)  give notice to the Notice Holders, and the Special Counsel, if any, that the availability of a Shelf Registration Statement is suspended (a “Deferral Notice”).

The Company will use reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as in the reasonable discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Shelf Registration Statement or any Prospectus, and any such period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the “Deferral Period”) shall, without incurring any obligation to pay additional interest pursuant to Section 2(f), not exceed 45 days in any 90-day period (or 60 days in any 90-day period in the event of a Material Event pursuant to which the Company has delivered a second notice as required below) or 90 days in any 12 month period; provided that in the case of a Material Event relating to an acquisition or a probable acquisition or financing, recapitalization, business combination or other similar transaction, the Company may, without incurring any obligation to pay additional interest pursuant to Section 2(f), deliver to Notice Holders a second notice to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional 30 days, or such shorter period of time as is specified in such second notice.

ShengdaTech, Inc.
Registration Rights Agreement

(i)  If requested in writing in connection with a disposition of Registrable Securities pursuant to a Shelf Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Notice Holders of such Registrable Securities, any broker-dealers, attorneys and accountants retained by such Notice Holders, and any attorneys or other agents retained by a broker-dealer engaged by such Notice Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Notice Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided that such persons shall first agree in writing with the Company that any non-public information shall be used solely for the purposes of satisfying “due diligence” obligations under the Securities Act and exercising rights under this Agreement and shall be kept confidential by such persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement; provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by the Special Counsel. Any person legally compelled to disclose any such confidential information made available for inspection shall provide the Company with prompt prior written notice of such requirement so that the Company may seek a protective order or other appropriate remedy.

ShengdaTech, Inc.
Registration Rights Agreement

(j)  Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements covering a period of twelve months (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Shelf Registration Statement, which statements shall be made available no later than 45 days after the end of the 12-month period or 90 days if the 12-month period coincides with the fiscal year of the Company.

(k)  If electronic global certificates for the Registrable Securities are not then available, cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Shelf Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations as are permitted by the Indenture and registered in such names as such Notice Holder may request in writing at least two Business Day prior to any sale of such Registrable Securities.

(l)  Provide a CUSIP number for all Registrable Securities covered by each Shelf Registration Statement not later than the effective date of such Shelf Registration Statement and provide the Trustee and the transfer agent for the Shares with printed certificates, if required, for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

(m)  Cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(n)  Upon (i) the filing of the initial Shelf Registration Statement and (ii) the effectiveness of the initial Shelf Registration Statement, announce the same, in each case by release to Reuters Economic Services and Bloomberg Business News.

Section 4. Holder’s Obligations. (a) Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(e) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

ShengdaTech, Inc.
Registration Rights Agreement

(b)  Upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to any Shelf Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 3(h)(i), or until it is advised in writing by the Company that the Prospectus may be used.

Section 5. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement whether or not any Shelf Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees including, without limitation, fees and expenses (x) with respect to filings required to be made with the FINRA and (y) related to compliance with federal and state securities or Blue Sky laws, if any (including, without limitation, reasonable fees and disbursements of the Special Counsel in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Notice Holders of a majority of the Registrable Securities being sold pursuant to a Shelf Registration Statement may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company in connection with any Shelf Registration Statement, (v) reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Shares, (vi) Securities Act liability insurance obtained by the Company in its sole discretion and (vii) the fees and disbursements of Special Counsel the selection of which shall be reasonably agreed by the Company. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay any broker’s commission, agency fee or underwriter’s discount or commission in connection with the sale of the Registrable Securities under a Shelf Registration Statement.

ShengdaTech, Inc.
Registration Rights Agreement

Section 6. Indemnification and Contribution.

(a)  The Company agrees to indemnify and hold harmless each Initial Purchaser, each Notice Holder, each person, if any, who controls any Initial Purchaser or Notice Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser or Notice Holder within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or any amendment thereof, any preliminary prospectus or any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any Issuer Free Writing Prospectus prepared by it or authorized by it in writing for use by such Notice Holder (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser or Notice Holder furnished to the Company in writing by, or on behalf of, such Initial Purchaser or Notice Holder expressly for use therein; provided that the foregoing indemnity shall not inure to the benefit of any Notice Holder (or to the benefit of any person controlling such Notice Holder) from whom the person asserting such losses, claims or liabilities purchased the Registrable Securities, if a copy of the Prospectus or the Issuer Free Writing Prospectus (both as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Notice Holder to such person, if required by law so to have been delivered at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the Prospectus or the Issuer Free Writing Prospectus (both as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 2(b) hereof; provided further that no Initial Purchaser or Holder shall be entitled to this indemnity to the extent, and only to the extent, such loss, damage, expense, liability, claim or action arises out of a disposition, pursuant to a Shelf Registration Statement, of Registrable Securities by such Initial Purchaser or Holder during a Deferral Period, provided such Initial Purchaser or Holder received, prior to such disposition, a Deferral Notice with respect to such Deferral Period.

ShengdaTech, Inc.
Registration Rights Agreement

(b)  Each Notice Holder agrees severally and not jointly to indemnify and hold harmless the Company and its directors, its officers who sign any Shelf Registration Statement and each person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) or any other Notice Holder, to the same extent as the foregoing indemnity from the Company to such Notice Holder, but only with reference to information relating to such Notice Holder furnished to the Company in writing by or on behalf of such Notice Holder expressly for use in such Shelf Registration Statement, Prospectus or Issuer Free Writing Prospectus or amendment or supplement thereto. In no event shall the liability of any Notice Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Notice Holder upon the sale of the Registrable Securities pursuant to the Shelf Registration Statement giving rise to such indemnification obligation.

(c)  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b) hereof, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 6(a), the Holders of a majority (with Holders of Securities deemed to be the Holders, for purposes of determining such majority, of the number of shares of Underlying Securities into which such Securities are or would be convertible as of the date on which such designation is made) of the Registrable Securities covered by the Shelf Registration Statement held by Holders that are indemnified parties pursuant to Section 6(a) and, in the case of parties indemnified pursuant to Section 6(b), the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given such indemnifying party at least thirty 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

ShengdaTech, Inc.
Registration Rights Agreement

(d)  To the extent that the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company shall be deemed to be equal to the total net proceeds from the initial placement pursuant to the Purchase Agreement (before deducting expenses) of the Registrable Securities to which such losses, claims, damages or liabilities relate. The relative benefits received by any Holder shall be deemed to be equal to the net proceeds from the sale of Registrable Securities sold by such Holder. The relative fault of the Holders or the Initial Purchaser on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or the Initial Purchaser or by the Company, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders’ respective obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Shelf Registration Statement, and not joint.

ShengdaTech, Inc.
Registration Rights Agreement

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 6(d), no indemnifying party that is a selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by it and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)  The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity, hereunder, under the Purchase Agreement or otherwise.

(f)  The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or Initial Purchaser, any person controlling any Holder or Initial Purchaser or any affiliate of any Holder or Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) the sale of any Registrable Securities by any Holder.

Section 7. Information Requirements. The Company covenants that, if at any time before the end of the Effectiveness Period, the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder and take such further reasonable action as any Holder may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has duly filed all reports required to be filed by it under Section 13 or 15(d) the Exchange Act during the preceding 12 months, unless such a statement has been included in the Company’s most recent report filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities (other than the Shares) under the Exchange Act.

ShengdaTech, Inc.
Registration Rights Agreement

Section 8. Miscellaneous.

(a)  No Conflicting Agreements. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company’s securities under any other agreements.

(b)  Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Underlying Securities constituting Registrable Securities (with Holders of Securities deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Securities into which such Securities are or would be convertible as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing sentence, this Agreement may be amended by written agreement signed by the Company and the Initial Purchasers, without the consent of the Holders of Registrable Securities, to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision contained herein, or to make such other provisions in regard to matters or questions arising under this Agreement that shall not adversely affect the interests of the Holders of Registrable Securities. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(b) whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

ShengdaTech, Inc.
Registration Rights Agreement

(c)  Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by fax, by courier or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

(i)  if to a Holder, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

(ii)  if to the Company, to:

ShengdaTech, Inc.
Youth Pioneer Park, Tai’an Economic and
Technological Development Zone
Tai’an City, Shangdong Province 271000, PRC
Attention: Xiangzhi Chen
Fax No.: 86-538-856-0687

with a copy to:

Cadwalader Wickersham & Taft LLP
2301 China Central Place Tower 2, No. 79 Jianguo
Road, Beijing 100025, PRC
Attention: Jiannan Zhang, Esq.
Fax: 86-10-6599-7300

(iii)  if to the Initial Purchasers, to:

Oppenheimer & Co. Inc.
300 Madison Avenue
New York, New York 10017
Attention: Andrew MacInnes, Managing Director
Head of Equity Capital Markets
Fax: 1-212-667-6140

ShengdaTech, Inc.
Registration Rights Agreement

with a copy to:

Shearman & Sterling, LLP
12 Floor East Tower, Twin Towers
B-12 Jianguomenwai Dajie
Beijing 100022, People’s Republic of China
Attention: Alan Seem
Fax: (86-10) 6563-6000

or to such other address as such person may have furnished to the other persons identified in this Section 8(c) in writing in accordance herewith.

(d)  Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchasers or subsequent Holders if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(e)  Successors and Assigns. Any person who purchases any Registrable Securities from the Initial Purchasers shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Purchasers. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

(f)  Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

ShengdaTech, Inc.
Registration Rights Agreement

(g)  Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)  Submission to Jurisdiction; Appointment of Agent for Service. Each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in the borough of Manhattan, The City of New York (each a “New York Court”) over any suit, action or proceeding arising out of or relating to this Agreement, the Indenture, the Securities, the Registration Rights Agreement or the offering of the Securities. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding. The Company hereby irrevocably appoints CT Corporation, with offices at 111 Eighth Ave., New York, New York 10011 as its agent for service of process in any suit, action or proceeding described in the preceding paragraph and agrees that service of process in any such suit, action or proceeding may be made upon it at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as the Company’s agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

(i)  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(j)  Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

ShengdaTech, Inc.
Registration Rights Agreement

(k)  Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement. In no event will such methods of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

(l)  Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, 5 or 6 hereof and the obligations to make payments of and provide for additional interest under Section 2(f) hereof to the extent such additional interest accrues prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.

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ShengdaTech, Inc.
Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SHENGDATECH, INC.

By:	/s/ Xiangzhi Chen
Name: Xiangzhi Chen
Title: Chief Executive Officer

SIGNATURE PAGE TO
REGISTRATION RIGHTS AGREEMENT

Confirmed and accepted as of the date first above written, for itself and as the representative of the several Initial Purchasers:

OPPENHEIMER & CO. INC.
By:	/s/ Andrew MacInnes
Name: Andrew MacInnes
Title: Managing Director Head of Equity Capital Markets

SIGNATURE PAGE TO
REGISTRATION RIGHTS AGREEMENT